UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2022 (October 24, 2022)

HAVERTY FURNITURE COMPANIES INC
(Exact Name of Registrant as Specified in Its Charter)

001-14445
(Commission File Number)

Maryland	58-0281900
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800
Atlanta, Georgia 30342
(Address of principal executive offices, including zip code)

(404) 443-2900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HVT	NYSE
Class A Common Stock	HVTA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 24, 2022, Haverty Furniture Companies, Inc. and its wholly owned subsidiary (the "Company" or "Havertys"), entered into a Fourth Amendment (the “Amendment”) to Amended and Restated Credit Agreement dated September 21, 2011 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated March 31, 2016, the Second Amendment dated September 27, 2019, and the Third Amendment dated May 15, 2020) (the “Credit Agreement”) by and between Truist Bank (as successor by merger to SunTrust Bank) as Issuing Bank and Administrative Agent.

The Credit Agreement provides for a revolving credit facility (the “Revolving Credit Facility”), and is secured by inventory, accounts receivable, cash and certain other personal property. Availability fluctuates under a borrowing base calculation and is reduced by outstanding letters of credit. The material terms of the Credit Agreement are described under "Note 5, Credit Agreement" in the notes to financial statements in our Annual Report on Form 10-K for the year December 31, 2021.

The terms of the Amendment include an increase in the Revolving Loan Commitments from $60,000,000 to $80,000,000; an extension of the maturity date of the Credit Agreement to October 24, 2027; and replaced the LIBOR Rate with the SOFR Rate as the interest rate benchmark.

The foregoing description of the terms and conditions in the Amendment and the Credit Agreement, does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Amendment, which will be filed as an Exhibit to the Company's Form 10-Q for the quarter ended September 30, 2022.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
October 27, 2022	By:
Jenny Hill Parker Senior Vice President, Finance and Corporate Secretary